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                                                                   Exhibit 10.15


     AMENDMENT NO. 1 DATED FEBRUARY 7, 2000 TO THE AMALGAMATION AGREEMENT MADE AS OF THE 30TH DAY OF NOVEMBER, 1999.

B E T W E E N:

                    DELANO TECHNOLOGY CORPORATION, a corporation governed by the Business Corporations Act (Ontario), ("Delano")

                                       - and -

                    XDL DELANO HOLDINGS INC., a corporation governed by the Business Corporations Act (Ontario), ("Holdings")

RECITALS:

A. Delano and Holdings have entered into an Amalgamation Agreement dated as of the 30th day of November, 1999;

B. Delano and Holdings wish to amend the Amalgamation Agreement in certain respects, which amendments have been approved in writing by the shareholders of each of Delano and Holdings.

     NOW THEREFORE, the parties agree as follows:

                                   ARTICLE 1

1.1 Section 4.2 of the Amalgamation Agreement is hereby deleted in its entirety and replaced by the following:

     4.2      AUTHORIZED CAPITAL

     The Corporation shall be authorized to issue the following shares:

     (a)  an unlimited number of Common Shares;

     (b)  an unlimited number of Class A Special Shares;

     (c)  an unlimited number of Class B Special Shares; and

     (d)  an unlimited number of Class C Special Shares.

     provided that, notwithstanding the foregoing, in the event that the issued and outstanding Special Shares of Delano have been converted to Common Shares of Delano in accordance with their terms prior to the effective time of the amalgamation, the Corporation shall be authorized to issue an unlimited number of Common Shares and an unlimited number of Preference Shares.

     The holders of the Common Shares, the Class A Special Shares, the Class B Special Shares the Class C Special Shares and Preference Shares shall have the rights, privileges, and are subject to the restrictions and conditions set out in Schedule A to this Agreement

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     or, in the event that the issued and outstanding Special Shares of Delano have been converted to Common Shares of Delano in accordance with their terms prior to the effective time of the amalgamation, the holders of Common Shares and Preference Shares shall have the rights, privileges, and are subject to the restrictions and conditions set out in Schedule B to this Agreement.

1.2  Section 6.1 of the Amalgamation Agreement is hereby amended by deleting
     Section 6.1(c) in its entirety and replacing it with the following:

     (c) Common Shares - all of the issued and outstanding Common Shares in the capital of Delano held by shareholders other than Holdings shall be converted into fully paid and non-assessable Common Shares of the Corporation on the basis of one Common Share of the Corporation for each Common Share of Delano.

1.3 Section 6.2 of the Amalgamation Agreement is hereby deleted in its entirety and replaced by the following:

     6.2  CONVERSION TO COMMON SHARES OF DELANO

     In the event that the issued and outstanding preferred shares of Delano have been converted to Common Shares of Delano in accordance with their terms prior to the effective time of the amalgamation, all references in this Agreement to Special Shares of the Corporation shall be deemed to be references to Common Shares of the Corporation, as if such Special Shares were Class A Preferred Shares, Class B Preferred Shares or Class C Preferred Shares of Delano, as the case may be, and were converted to Common Shares in accordance with their terms and, in the case of the Class C Preferred Shares (in addition to and in the same manner as the Class A Preferred Shares and Class B Preferred Shares), as adjusted to give effect to any stock split in respect of the Common Shares.

1.4 Section 6.5 of the Amalgamation Agreement is hereby deleted in its entirety and replaced by the following:

     6.5  SHARE CERTIFICATES

     After the amalgamation becomes effective, the shareholders of Delano and Holdings, if and when requested by the Corporation, shall surrender for cancellation the certificates representing shares held by them in Delano and Holdings, respectively, and shall be entitled to receive, upon request, certificates for shares of the Corporation on the basis aforesaid.

1.5 Schedule A of the Amalgamation Agreement is hereby amended by adding at the end thereof the following:

PREFERENCE SHARES

     The Preference Shares, as a class, shall have the following rights, privileges, restrictions and conditions:

     1. One or more series - The Preference Shares may from time to time be issued in one or more series;

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     2.  Terms of each series - Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Business Corporations Act (Ontario), the directors may fix from time to time before such issue the number of shares that is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the issue price per share, the rate or amount of any dividends or the method of calculating any dividends, the dates of payment thereof, any redemption, purchase and/or conversion prices and terms and conditions of any redemption, purchase and/or conversion, and any sinking fund or other provisions;

     3. Ranking of Preference Shares - The Preference Shares of each series shall, with respect to the payment of any dividends and any distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preference Shares of every other series and be entitled to a preference over the Common Shares, and over any other shares of the Corporation ranking junior to the Preference Shares. The Preference Shares of any series may also be given such other preferences, not inconsistent with these articles, over the Common Shares, and any other shares of the Corporation ranking junior to such Preference Shares as may be fixed in accordance with section 2;

     4. Cumulative Dividends and Payments on the Return of Capital - If any cumulative dividends, whether or not declared, or any amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, in respect of a series of Preference Shares are not paid in full, the shares of such series of Preference Shares shall participate rateably with the shares of all other series of Preference Shares in respect of, all accumulated cumulative dividends, whether or not declared, or all amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, as the case may be.

     5. Conversion into Common Shares - The Preference Shares of any series may be made convertible into Common Shares;

     6. Voting - Subject to the provisions of the Business Corporations Act (Ontario), and section 7 below, the Preference Shares shall have no voting rights as a class;

     7. Variation of rights - The provisions attaching to the Preference Shares as a class may be amended or repealed at any time with such approval as may then be required by law to be given by the holders of the Preference Shares as a class.

1.6 The Amalgamation Agreement is hereby amended by adding the following as Schedule B thereto:


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                                   SCHEDULE B

     COMMON SHARES

     1.  VOTING RIGHTS

     Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of holders of Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by such holder.

     2.  DIVIDENDS

     The Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Board of Directors of the Corporation.

     3.  LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, the assets and funds of the Corporation available for distribution to shareholders shall be distributed among the holders of the Common Shares, pro rata based on the number of Common Shares held by each holder and any other participating outstanding series or class of shares convertible into Common Shares.

     PREFERENCE SHARES

     The Preference Shares, as a class, shall have the following rights, privileges, restrictions and conditions:

     1. One or more series - The Preference Shares may from time to time be issued in one or more series;

     2. Terms of each series - Subject to the following provisions, and subject to the filing of articles of amendment in prescribed form and the endorsement thereon of a certificate of amendment, in accordance with the Business Corporations Act (Ontario), the directors may fix from time to time before such issue the number of shares that is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the issue price per share, the rate or amount of any dividends or the method of calculating any dividends, the dates of payment thereof, any redemption, purchase and/or conversion prices and terms and conditions of any redemption, purchase and/or conversion, and any sinking fund or other provisions;

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     3.  Ranking of Preference Shares - The Preference Shares of each series shall, with respect to the payment of any dividends and any distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preference Shares of every other series and be entitled to a preference over the Common Shares, and over any other shares of the Corporation ranking junior to the Preference Shares. The Preference Shares of any series may also be given such other preferences, not inconsistent with these articles, over the Common Shares, and any other shares of the Corporation ranking junior to such Preference Shares as may be fixed in accordance with section 2;

     4. Cumulative Dividends and Payments on the Return of Capital - If any cumulative dividends, whether or not declared, or any amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, in respect of a series of Preference Shares are not paid in full, the shares of such series of Preference Shares shall participate rateably with the shares of all other series of Preference Shares in respect of, all accumulated cumulative dividends, whether or not declared, or all amounts payable on the return of capital in the event of the liquidation, dissolution or winding up of the Corporation, as the case may be.

     5. Conversion into Common Shares - The Preference Shares of any series may be made convertible into Common Shares;

     6. Voting - Subject to the provisions of the Business Corporations Act (Ontario), and section 7 below, the Preference Shares shall have no voting rights as a class;

     7. Variation of rights - The provisions attaching to the Preference Shares as a class may be amended or repealed at any time with such approval as may then be required by law to be given by the holders of the Preference Shares as a class.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

                                            DELANO TECHNOLOGY CORPORATION


                                       By:  ____________________________________
                                             Name: David Latner
                                             Title: Secretary


                                            XDL DELANO HOLDINGS INC.


                                       By:  ____________________________________
                                             Name: David Latner
                                             Title: Vice President and Secretary